UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas,

7th Floor

New York, NY 10036

(Address of principal executive offices))
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

SUTHERLAND ASSET MANAGEMENT CORPORATION
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2018, Sutherland Asset Management Corporation, a Maryland corporation (the “Company”), filed Articles of Amendment to its charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland, to change its name to “Ready Capital Corporation”, as previously announced.  The Articles of Amendment became effective as of 12:01 a.m. Eastern Time on September 26, 2018.  In addition, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”), effective September 26, 2018, and the second amended and restated agreement of limited partnership (the “Amended and Restated Limited Partnership Agreement”), effective September 26, 2018, each solely to reflect the name change.

In connection with the name change, effective on October 1, 2018, the Company’s trading symbols on the New York Stock Exchange will change from “SLD” to “RC” for shares of the Company’s common stock, and from “SLDA” to “RCA” for the Company’s 7.00% convertible senior notes due 2023, and from “SLDD” to “RCP” for the Company’s 6.50% senior notes due 2021.  The new CUSIP number for the Company’s common stock is 75574U 101, the new CUSIP number for the Company’s 7.00% convertible senior notes due 2023 is 75574U 200, and the new CUSIP number for the Company’s 6.50% senior notes due 2021 is 75574U 309.

The foregoing description of the Articles of Amendment, Amended and Restated Bylaws and the Amended and Restated Limited Partnership Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Articles of Amendment, Amended and Restated Bylaws and Amended and Restated Limited Partnership Agreement, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 10.1, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement
3.2	Amended and Restated Bylaws
10.1	Amended and Restated Limited Partnership Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

Date: September 26, 2018